EXHIBIT 10v


                                      1996


                       ANNUAL MANAGEMENT INCENTIVE PROGRAM


                                 USG CORPORATION



                                     PURPOSE


     To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to strengthen the existing mutuality of interest between such key employees and the Corporation's stockholders by offering such key employees, who discharge their accountabilities in a manner which makes a measurable contribution to the Corporation's earnings, incentive award opportunities.



                                  INTRODUCTION


This Annual Management Incentive Program is in effect from January 1, 1996 through December 31, 1996.



                                   ELIGIBILITY


Individuals eligible for participation in this Program are those officers and other key employees occupying management positions having 775 or more points as determined by the Corporation's position evaluation system. Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program.



                                      GOALS

For the 1996 Annual Management Incentive Program, goal income targets for USG Corporation, Subsidiaries and Profit Centers will be determined by the Compensation and Organization Committee after considering recommendations submitted from USG Corporation, Operating Subsidiaries and Profit Centers respectively. Additionally, Working Capital Management Targets will be established. Profit Center goals will be established which are consistent with Corporate and Operating Subsidiary goals. Except in the case of a Named Executive Officer (as defined in the Administrative Guidelines below), Profit Center goals may be adjusted by the Chairman of USG Corporation if business conditions or other significant unforeseen circumstances beyond the control of the Profit Center have a major impact on opportunity.


                                  AWARD VALUES

For the 1996 Annual Management Incentive Program, position par values are based on level of accountability and are expressed as a percent of approved annualized position reference point (midpoint). Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of Corporate, Operating Subsidiary and/or Profit Center goals:


-------------------------------------------------------------------------------------------------------------------


                                                                                Position Par Value
USG Corporation
    Chairman - USG Corporation                                                  65% of Reference Point
    President & CEO - USG Corporation                                           65% of Reference Point
-------------------------------------------------------------------------------------------------------------------


Executive Vice President North American Gypsum;                                 55% of Reference Point
  President & CEO, U.S. Gypsum Company
Executive Vice President Worldwide Ceilings;
  President & CEO, USG Interiors, Inc.
Executive Vice President International Development
  and Distribution, USG Corporation
-------------------------------------------------------------------------------------------------------------------


USG CORPORATION                                                                 50% Of Reference Point
    Senior Vice President & General Counsel
    Senior Vice President & Chief Administrative Officer
    Senior Vice President & Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------


USG CORPORATION & OPERATING SUBSIDIARIES
    OFFICERS AND MANAGERS
    Vice President, USG Corporation;                                            45% of Reference Point
    President & CEO, L&W Supply Corporation

    President & CEO, CGC, Inc                                                   40 % of Reference Point
    Executive Vice President & COO, U.S. Gypsum Company
    Vice President & Treasurer, USG Corporation
    Vice President & Controller; Chief Financial Officer
       North American Gypsum Group, USG Corporation
    Vice President Research, USG Corporation
-------------------------------------------------------------------------------------------------------------------


GENERAL MANAGERS (PROFIT CENTER HEADS)
    Sales of $50 Million and over                                               30% of Reference Point
    Sales Under $50 Million                                                     25% of Reference Point
-------------------------------------------------------------------------------------------------------------------


USG CORPORATION, OPERATING SUBSIDIARIES & PROFIT CENTERS
    OFFICERS AND MANAGERS

    Position Reference Point: $174,120 and over                                 35% of Reference Point
    Position Reference Point: $154,005 - $174,119                               30% of Reference Point
    Position Reference Point: $125,085 - $154,004                               25% of Reference Point
    Position Reference Point: $111,600 - $125,084                               20% of Reference Point
    Position Reference Point: $  89,400 - $111,599                              15% of Reference Point
    Position Reference Point: Below $89,400                                     10% of Reference Point
-------------------------------------------------------------------------------------------------------------------

                                     AWARDS


Incentive awards for all participants in the 1996 Annual Management Incentive Program will be reviewed and approved by the Compensation and Organization Committee of the USG Corporation Board of Directors.

For all participants, the annual incentive award opportunity is the annualized position reference point (midpoint) in effect at the beginning of the calendar year multiplied by the applicable position par value percent.

Incentive awards for 1996 will be based on

     o GOAL INCOME: (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements.

     o WORKING CAPITAL MANAGEMENT: average monthly Net Working Capital (net accounts receivable plus FIFO inventory minus accounts payable) as a percent of annual net sales.

     o Personal Performance (except in the case of the nine (9) most senior executives whose awards are based solely on achievement of financial results).

     o Except in the case of a Named Executive Officer, other appropriate performance measures as approved by the Compensation and Organization Committee of the Board of Directors.

1. For participants to qualify for the USG Corporation segment of an award, USG Corporation must achieve 75% or higher of the Corporation's goal income target. For Group, Subsidiary and Profit Center participants to qualify for the Group/Subsidiary/ Profit Center segment of an incentive opportunity, the respective Group, Subsidiary or Profit Center must achieve 75% or higher of its goal income target. The Compensation and Organization Committee may eliminate awards to any participant who fails to receive a personal performance rating of "Achieved Expectations" (85) or better under the Corporation's Performance Planning and Review system (PPR).

2. Once the threshold qualifiers for an incentive award are satisfied, basic incentive award amounts will be determined by Corporate performance achievement which meets or exceeds 75% of the Corporate goal income or by Group, Subsidiary or Profit Center achievements which meet or exceed 75% of their respective goal income targets, according to the following schedule:


         Goal                      Goal Income Adjustment Factor
         Income                    For Corporate, Group, Subsidiary
         Achievement               or Profit Center Performance
--------------------------------------------------------------------------------


         Below        75%                           0%
                      75%                          50%
                      80%                          60%
                      90%                          80%
                     100%                         100%
                     110%                         120%
                     120%                         140%
                     140%                         180%
                     150%                         200%

3. Basic incentive award amounts are adjusted to the extent that the percent of net working capital to net sales is reduced from or exceeded by the 1995 actual level. Achievement of working capital management targets will be measured for USG Corporation, North American Gypsum Group and Worldwide Ceilings Group. Each 0.1 reduction or increase in the percentage will respectively increase or decrease basic incentive awards by 2% of par according to the following schedule:

                  Average Working Capital Percent of Net Sales


Reduction in                    Increase in
Percentage        Award         Percentage         Award
------------ ------------- ------------------- --------------
0.0                 0%
0.1               + 2%              0.1           - 2%
0.5               + 10%             0.5           - 10%
1.0               + 20%             1.0           - 20%
2.0               + 40%             2.0           - 40%
3.0               + 60%             3.0           - 60%
4.0               + 80%             4.0           - 80%
5.0               +100%             5.0           -100%


4. Except with respect to the nine (9) most senior executives, including the Named Executive Officers, whose awards are based solely on achievement of Goal Income and Working Capital Management Targets, incentive awards based upon achievement of Goal Income and adjusted for achievement of Working Capital Management Targets will be further adjusted based upon the eligible participants' individual Incentive Performance Rating derived from the accomplishment of incentive performance targets according to the following schedule:


Individual               Personal Performance
Incentive Rating         Adjustment Factor
--------------------     ----------------------------

Distinguished            105.0
--------------------     ----------------------------
                         102.5
Excellent                100.0
--------------------     ----------------------------
                         97.5
Good                     95.0
--------------------     ----------------------------


         The maximum incentive award under this Program is 200% of par.


5. Basic incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Corporate, Group, Subsidiary and/or Profit Center goal income targets as displayed below or, except with respect to Named Executive Officers, as otherwise may be established subject to approval of the Chairman:

                                                                                                       Working Capital
                                                          Incentive Award                               Management
         Participants                                     Opportunity/Calculation                       Measure
-------------------------------------------------------------------------------------------------------------------


         USG Corporation                                   33 1/3% USG Corporation Performance            USG Corp
                                                           33 1/3% North American Gypsum Performance      NAG
                                                           33 1/3% Worldwide Ceilings Performance         WWC

-------------------------------------------------------------------------------------------------------------------


         North American Gypsum

            Executive VP, North American Gypsum;           33 1/3% USG Corporation Performance            USG Corp
              President & CEO, U.S. Gypsum Co              33 1/3% North American Gypsum Performance      NAG
            VP & Controller; CFO North American            33 1/3% Worldwide Ceilings Performance         WWC
              Gypsum Group, USG Corporation

            General Mgr - IGD                              20% North American Gypsum Performance          NAG
            General Mgr - Materials Division               30% Subsidiary Performance                     NAG
            Profit Center Staff                            50% Profit Center/Division Performance         NAG
            VP & General Mgr, CGC, Inc
            (Subject to subsidiary discretion)

            President & CEO, CGC, Inc                      20% USG Corporation Performance                USG Corp
            President & General Mgr, YPSA                  30% North American Gypsum Performance          NAG
            U.S. Gypsum Staff                              50% Subsidiary Performance                     NAG
            CGC, Inc Staff

-------------------------------------------------------------------------------------------------------------------


         Worldwide Ceilings

            Executive VP, Worldwide Ceilings;              33 1/3% USG Corporation Performance            USG Corp
              President & CEO, USG Interiors, Inc          33 1/3% North American Gypsum Performance      NAG
                                                           33 1/3% Worldwide Ceilings Performance         WWC

            USG Interiors, Inc Staff                       20% USG Corporation Performance                USG Corp
            USG International, Ltd Staff                   30% Worldwide Ceilings Performance             WWC
                                                           50% Subsidiary/Region Performance              WWC

-------------------------------------------------------------------------------------------------------------------


         L&W Supply Corporation

            President & CEO                                33 1/3% USG Corporation Performance            USG Corp
                                                           33 1/3% North American Gypsum Performance      NAG
                                                           33 1/3% Worldwide Ceilings Performance         WWC

            L&W Supply Corporation Staff                   20% USG Corporation Performance                USG Corp
                                                           30% North American Gypsum Performance          NAG
                                                           50% Subsidiary Performance                     NAG

            Director Operations                            20% North American Gypsum Performance          NAG
            General Mgr Operations                         30% Subsidiary Performance                     NAG
                                                           50% Profit Center/Division Performance         NAG


-------------------------------------------------------------------------------------------------------------------


6.       SPECIAL AWARDS

         In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Named Executive Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.

7.       STRATEGIC TARGETS

         In select cases, not including Named Executive Officers and other Corporate Officers and Subsidiary CEOs, where the participant can make an individual, measurable and quantifiable contribution which will have significant impact on the Corporation's financial performance and profitability, up to 25% of the position par or opportunity may be allocated to personal performance. Such allocations require approval of the Chairman of USG Corporation at the beginning of the Program year.

         For Corporate, Group, Subsidiary and Profit Center participants with a 25% strategic award allocation, the Incentive Award Opportunity/Calculation will be determined at the beginning of the Program year.

         The strategic award opportunity which is available for personal performance will be adjusted to the extent that actual performance exceeds or fails to meet the targeted goal.

GENERAL PROVISIONS
--------------------------------------------------------------------------------


1. The Compensation and Organization Committee of USG Corporation's Board of Directors shall review and approve the awards recommended for officers and other employees who are eligible participants in the 1996 Annual Management Incentive Program. The Compensation and Organization Committee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Committee in accordance with the provisions of the Program.

2. The Compensation and Organization Committee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Compensation and Organization Committee has certified goal achievement and applicable awards in writing.


3. The judgement of the Compensation and Organization Committee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assigns.

4. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.

5. No award will be paid to a Program participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies; except an award which would otherwise be payable based on goal achievement may be recommended in the event of retirement, disability or death or in the event the participant is discharged without cause from the employment of the company during the year.

6. The awards made to employees shall become a liability of the Corporation or the appropriate subsidiary as of December 31, 1996 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved.


ADMINISTRATIVE GUIDELINES
--------------------------------------------------------------------------------


1. Award values will be based on position reference points (midpoints) in effect for each qualifying position at the beginning of the year. Any change in duties, dimensions or responsibilities of a current position resulting in a new evaluation and an increase or decrease in reference points will be applied for Incentive Program purposes on a prorata basis with the respective reference point and par value to apply for the actual number of full months of service at each evaluation except for such a change with respect to a Named Executive Officer, in which case any change in reference points and par value, for any reason, shall not become effective until January 1 of the following year.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled or dies, or is discharged from the employment of the Company without cause, the participant (or beneficiary) may receive an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the parent Corporation or a Subsidiary who are transferred during the year to a position covered by the Annual Management Incentive Program (other than a Named Executive Officer) will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and par values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a prorata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Incentive Program provisions and par values.

4. In the event of transfer of an employee (other than a Named Executive Officer) from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the 1996 Annual Management Incentive Program, the employee is eligible to participate in the Annual Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.

5. Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Compensation and Organization Committee and only with respect to participants other than Named Executive Officers.

7. For purposes of this Program, a "NAMED EXECUTIVE OFFICER" will include any executive officer who is deemed a "named executive officer" for 1996 under Item 402 (a)(3) of Regulation S-K under the Securities Exchange Act of 1934 and was employed by the Corporation or a Subsidiary on the last day of the year.